                                                                  Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into MidAmerican Energy Company's previously filed Registration Statements, File No.'s 2-85102, 33-60549, 33-60849, and 33-60851.




Chicago, Illinois                                     /s/  ARTHUR ANDERSEN LLP
March 8, 1996